Intellicheck, Inc.
(NYSE American: IDN)

Stopping fraud before it starts

October Investor Presentation

Safe Harbor Statement

Certain statements in this presentation constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. Words such as "will," "believe," "expect," "anticipate“, "encouraged" and similar expressions, as they relate to the company or its management, as well as assumptions made by and information currently available to the company's management identify forward-looking statements. There is no assurance that the proposed changes in the company’s business model will result in positive cash flows or profitability. Actual results may differ materially from the information presented here. Additional information concerning forward looking statements is contained under the heading of risk factors listed from time to time in the company's filings with the Securities and Exchange Commission. We do not assume any obligation to update the forward-looking information.

Intellicheck at a Glance

INTELLICHECK

- Intellicheck delivers instant, accurate identification authentication solutions to significantly reduce losses due to identity theft for retailers and banks
- SaaS based products include ***Retail ID***; ***Age ID***; ***Law ID*** and ***Defense ID***
- Intellicheck's ***Retail ID Online*** authentication tool is stopping online fraud in the rapidly expanding e-commerce channel
- Authentication products serve large and growing addressable market, as the amount of personal data stolen only grows
- Headquartered in Melville, New York with a new CEO, Bryan Lewis, who started in early 2018





The Market is Moving Towards Intellicheck

- Identity theft continues to be a major concern amongst retailers, banks and consumers
- In Q2 of 2018 nine of the largest breaches in the U.S. led to 681 million records being stolen
- Additionally, 15 of the top retailers in the country were hacked so far in 2018.
- 145 million names, social security numbers and dates of birth were breached at Equifax last year
  - ***The only element missing for a criminal to utilize data breach information is a fake ID***

Fake IDs are readily attainable and near perfect


Not secure
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What we do?
We offer high quality IDs at an affordable price. Every ID comes with a free duplicate and tracking number. All IDs are programmed to be scanned and to pass the backlight test. And....we do more then that! We offer you the chance to have a great time with your friends!
How we do it?
Provide us with a digital photo of yourself up against any colour wall or backdrop. Wear dark clothing for contrast covering skin and keep your hair nice and neat.That is all you need to worry about! Let us do our job in order for you to taste some freedom!!
How to pay?
We offer you secure and anonymous payment methods. Also, your information are safe with us! If you want an ID you can get it by paying via Western Union or BitCoin Litecoin Zcash Peercoin Namecoin and Dogecoin. For special offers check our Products page.

Fake ID - just pick your State


Premium scannable fake IDs - ID
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ALL ID's come with an exact duplicate, free custom signature and free shipping.
New South Carolina
2018 issue sexy newest template
1 person
$200
for 2 IDs.
2 or more persons each
$150
for 4 or more IDs.
4 or more persons each
$100
for 8 or more IDs.
Alaska
1 person
$100
for 2 IDs.
2 or more persons each
$70
for 4 or more IDs.
4 or more persons each
$60
for 8 or more IDs.
1 person
2 or more persons each
4 or more persons each

New York Governor Showcases Intellicheck Technology

Both state and local agencies are taking action against underage drinking through the use of fake ID's.

"I'm proud to launch this new pilot program that capitalizes on exciting new technology developed right here in the Empire State and will aid in our efforts to crack down on this reckless and dangerous behavior," ***stated Andrew Cuomo in August press release***

"Prior to us using it in the field, we scanned over 1,000 known counterfeits, each one was detected by the device," said ***NYS DMV Director of Investigations Owen McShane***

- 211 people were arrested for possessing fake identifications or trying to consume alcohol while underage by mid summer in New York
- Currently, over 45 enforcement and compliance agencies in 26 states have deployed Age ID or Law ID

Investment Highlights

Market Opportunity

- Retail Fraud Loss estimated at $16.8 billion in 2017 (Javelin Strategy & Research)
- 145 million Names, Dates of Birth, Social Security Numbers stolen in Equifax Breach
- 12-18 month "data breach to fraud occurrence" (Accenture PLC)

Unique Position in Ecosystem

- Innovative solutions with the ability to authenticate government ID credentials from hundreds of unique barcode formats
- Works with POS existing hardware, no purchase necessary, in addition to smartphones and tablets for an increasingly mobile world

High Gross Margin Operating Profile with Accelerating SaaS Growth

- Strong revenue retention and visibility due to nature of customer and partner relationships
- Growing customer base accelerated through master service agreements
- Gross Margin of 91.8% in Q2 '18

New Leadership in Place

- Bryan Lewis joined Intellicheck in early 2018
  - Prior to joining Intellicheck, Mr. Lewis was Chief Operating Officer at Third Bridge, Inc., where he oversaw company growth from 100 to 600 employees and a CAGR of 56% in a four-year period.
  - Previously, Mr. Lewis held senior leadership positions at BondDesk (sold to TradeWeb), TheMarkets.com (sold to Capital IQ), Reuters, Barra (sold to MSCI) and Bloomberg. He began his career as a bond trader and has a solid understanding of the capital markets

Market Opportunity

Financial / Retail

Challenge

– Fraud related to identity theft in the retail sector is estimated at $16.8B annually and growing*

- Counterfeit driver licenses are used by fraudsters in 'card not present' transactions and to apply for credit at brick-and-mortar locations or online
- Counterfeit driver licenses are used by fraudsters to return stolen merchandise

Solution

– Intellicheck's products for the finance and retail markets instantly identify counterfeit driver licenses

- Instant authentication alerts retailers of fraud
- Intellicheck's Retail ID extracts information from authentic driver licenses and seamlessly populates credit card and customer loyalty applications
    - Significantly increases credit and loyalty applications

* Javelin Strategy & Research

First Quarter Retail ID Estimated ROI Example

Intellicheck, Inc.			
Retail ID Return on Investment Calculator			
Input: Monthly Total Scans		3,775,000	
Fraud Rate (based on historical client data)			
	Department Stores	0.299%	
	Furniture	0.150%	
	Jewelery	0.530%	
	Tools and Equipment	0.560%	
Retail Type	Percentage of Business	Average Fraudulent Transaction Amount (as reported by our clients)	Monthly Cost of Fraud
Department Store	25%	$2,100	$5,925,806
Jewelry	25%	$3,574	$5,059,444
Furniture	25%	$2,908	$14,545,453
Tools and Equipment	25%	$2,569	$13,577,165
	Total Monthly:	Cost of Fraud	$39,107,868

Scans for a representative group of clients



Total Scans Jan 2017 - June 2018
4,000,000
3,500,000
3,000,000
2,500,000
2,000,000
1,500,000
1,000,000
500,000
0
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2
3
4
5
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18

Market Opportunity

Law Enforcement / Public Safety

Challenge

- Law Enforcement Officers (LEO) often do not have instant access to critical information on contacted individuals (wants, warrants, BOLOs, protective orders, etc.)
  - Current processes require LEO to turn their backs on contacts, sit in vehicles and type information onto laptops
  - Officers without a laptop must call dispatch via radio and wait in the queue

Solution

- Law ID quickly authenticates contact's ID then retrieves, parses and displays threat analysis information from the FBI, State and DMV databases
- No laptop, no car, no problem

Intellicheck SaaS Offering

Product	Application	Customers	Addressable Market
RETAIL ID	Reduces Identity theft fraud while increasing credit card and loyalty program applications and conversions	Commercial application for retailers as well as financial institutions (both physical locations and online)	RETAIL
RETAIL ID Online RETAIL ID Mobile	A new level of card-not-present transaction safety for online retail transactions. Retail ID Mobile can be instantly deployed with no point-of-sale system integration required.	Retail ID Online is being used by online retailers and Retail ID Mobile is being used by Brick and Mortar retailers nationwide	RETAIL
AGE ID	Protects vendors from increasingly sophisticated fakes while often reducing their insurance premiums.	Anywhere age restricted products are sold. Client size ranges from sports stadiums and major restaurant chains nationwide, to local bars	LAW ENFORCEMENT HOSPITALITY RETAIL
LAW ID	Provides instant threat analysis of wanted or potentially dangerous persons while freeing airwaves for safety issues	Provides Law Enforcement Officers with real time access to Federal, State and DMV databases, putting the power of the MDT in their hand	LAW ENFORCEMENT
DEFENSE ID	Increases awareness and security at restricted facilities with instant ID authentication	Access control for: – Military – Government – Highly secure or classified facilities	DEFENSE

Value Proposition

Complete Real-Time Solution

- Real time execution is key: customers need to know the authenticity of a credential at the moment the engagement begins, responses in seconds
- Intellicheck's patented ID authentication solutions instantly and accurately authenticate the ID by matching the encoded information stored in the barcode against Intellicheck's proprietary database of known authentic and counterfeit formats
- Competition may only "read" barcodes, or conduct an optical character recognition (OCR) scan of the front of the driver license resulting in fake ID's being used in fraudulent transactions

Unmatched Accuracy and Ease of Use

- 99% accuracy rate, including driver licenses, state issued IDs and federal IDs such as military IDs, CAC and PIV
- Unique, patent-pending "State Aware" functionality ensures compliance with ID scanning state laws in all 50 states

Flexible Technology Delivered Via SaaS Solution

- SaaS offering reduces the level of effort a client needs to install, and is fully online and mobile
- Easy integration with existing Point-of-Sale systems – no new hardware required.

Direct Access to Industry Standard Databases & Custom Engineering Consulting

- In addition to proprietary databases, Intellicheck designed its solution to access state and federal databases where critical information is stored
- Custom engineering consulting ensures clients will maximize the value of their data sets (yielding highly secure data aggregation and custom analytics to meet specific needs)

Law ID Continues to Progress

- Law ID has now rolled out to six states
  - New York
  - Massachusetts
  - Delaware
  - Virginia
  - Tennessee
  - Mississippi

- South Carolina has cleared us to proceed with a connection to that state
- Pilots are underway or scheduled in each of these states.

Financial Overview

Financial Highlights

SaaS Revenue Growth

- $625,000 in SaaS revenue in Q2 '18 (107% increase YoY)
- Approximately $2.3 million in trailing 12 month annual SaaS revenue through Q2 '18
- SaaS driven product mix resulted in 91.8% Q2 gross margin

Balance Sheet *(as of June 30, 2018)*

- Cash: $6.5 million
- Stockholder Equity: $14.7 million
- Debt free

Well Positioned for Growth

- Consumer authentication - Large markets without clear market leaders
- Law ID –Robust pipeline of pilots to be implemented with NLETS switch. Numerous partnership opportunities

Q2 2018 Summary Operating Results

Description		Q2 2017 Actual		Q2 2018 Actual	$ Change 2018 vs 2017	% Change 2018 vs 2017
Revenue	$	951,334	$	1,001,418	50,084	5%
Operating Expenses	$	1,847,409	$	2,062,621	215,212	12%
EBITDA	$	(902,211)	$	(1,018,137)	(115,926)	(13)%
SaaS	$	302,000	$	625,000	323,000	107%
Margin		78.5%		91.8%		13%

INTELLICHECK, INC.
UNAUDITED CONSOLIDATED BALANCE SHEETS

ASSETS

		June 30, 2018 (Unaudited)		December 31, 2017
CURRENT ASSETS:				
Cash	$	6,462,631	$	8,010,161
Accounts receivable, net of allowance of $24,375 and $18,750 at June 30, 2018 and December 31, 2017, respectively		473,704		652,627
Inventory		81,217		85,321
Other current assets		453,355		218,835
Total current assets		7,470,907		8,966,944
NOTE RECEIVABLE, net of current portion		50,287		71,138
PROPERTY AND EQUIPMENT, net		296,992		211,602
GOODWILL		8,101,661		8,101,661
INTANGIBLE ASSETS, net		385,075		463,578
OTHER ASSETS		9,742		67,181
Total assets	$	16,314,664	$	17,882,104

LIABILITIES AND STOCKHOLDERS' EQUITY

		June 30, 2018 (Unaudited)		December 31, 2017
CURRENT LIABILITIES:				
Accounts payable	$	52,762	$	71,578
Accrued expenses		928,281		815,350
Deferred revenue, current portion		624,064		739,980
Total current liabilities		1,605,107		1,626,908
OTHER LIABILITIES:				
Deferred revenue, long-term portion		48,751		87,736
Other long-term liabilities		7,863		158,407
Total liabilities		1,661,721		1,873,051
COMMITMENTS AND CONTINGENCIES (Note 11)				
STOCKHOLDERS' EQUITY:				
Common stock - $.001 par value; 40,000,000 shares authorized; 15,625,329 and 15,009,246 shares issued and outstanding at June 30, 2018 and December 31, 2017, respectively		15,625		15,009
Additional paid-in capital		127,228,475		126,416,869
Accumulated deficit		(112,591,157)		(110,422,825)
Total stockholders' equity		14,652,943		16,009,053
Total liabilities and stockholders' equity	$	16,314,664	$	17,882,104

Upcoming 2018 Events

- **November 14th – Third Quarter Earnings Announcement**
- **December 4th – LD Micro Conference – Los Angeles, CA**

INTELLICHECK

Contact Information

Bryan Lewis
516-453-6647
blewis@intellicheck.com

Bill White
516.992.1985
bwhite@intellicheck.com

Gar Jackson
Global IR Group
949.873.2789
gar@globalirgroup.com